                                                                 EXHIBIT (z)(1)

Item 27(a)
----------

                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Government Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Tax Free High Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen Florida Insured Tax Free Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                        Van Kampen Value Opportunities Fund
                    Van Kampen Equity Trust II
                        Van Kampen International Advantage Fund
                        Van Kampen Tax Managed Equity Growth Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Prime Rate Income Trust
                    Van Kampen Senior Floating Rate Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity Income Fund
                    Van Kampen Exchange Fund

                    Van Kampen Limited Maturity Government Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Asset Allocation Portfolio
                        Comstock Portfolio
                        Domestic Income Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Global Equity Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                        Select Growth Portfolio
                        Strategic Stock Portfolio
                        Technology Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen U.S. Government Trust for Income
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Asian Equity Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Value Equity Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Value Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Latin American Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Global Franchise Fund
                        Van Kampen Value Fund
                        Van Kampen Worldwide High Income Fund



* Funds that have not commenced investment operations.
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
CALIFORNIA INSURED MUNICIPALS INCOME TRUST                         SERIES 188
MICHIGAN INSURED MUNICIPALS INCOME TRUST                           SERIES 166
MINNESOTA INSURED MUNICIPALS INCOME TRUST                          SERIES 63
PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST                       SERIES 257
INVESTMENT GRADE MUNICIPAL TRUST                                   SERIES 7
STRATEGIC MATURITY TRUST, INTERMEDIATE SERIES                      SERIES 3
INVESTMENT GRADE TRUST                                             SERIES 1
VK INSURED INCOME TRUST                                            SERIES 88
CENTRAL EQUITY TRUST DIVERSIFIED INCOME                            SERIES 4
MORGAN STANLEY CONSUMER INDEX PORTFOLIO                            SERIES 4A
MORGAN STANLEY CONSUMER INDEX PORTFOLIO                            SERIES 4B
DOW STRATEGIC 5 PORTFOLIO                                          OCTOBER 2001 SERIES
DOW 30 INDEX TRUST                                                 SERIES 13
DOW STRATEGIC 10 PORTFOLIO                                         OCTOBER 2001 SERIES
EAFE STRATEGIC 20 TRUST                                            OCTOBER 2001 SERIES
ENERGY PORTFOLIO                                                   SERIES 1
FINANCIAL INSTITUTIONS TRUST A                                     JANUARY 2003 SERIES
FINANCIAL INSTITUTIONS TRUST B                                     JANUARY 2007 SERIES
FOCUS VALUE PORTFOLIO                                              SERIES 3
VK GREAT INTERNATIONAL FIRMS TRUST                                 SERIES 18
PHARMACEUTICAL TRUST, A                                            SERIES 17A
PHARMACEUTICAL TRUST, B                                            SERIES 17B
INTERNET TRUST, A                                                  SERIES 31A
INTERNET TRUST, B                                                  SERIES 31B
VK LIFE PORTFOLIOS BIOTECHNOLOGY & PHARMACEUTICAL SERIES           SERIES 1
VK LIFE PORTFOLIOS INTERNET SERIES                                 SERIES 1
VK LIFE PORTFOLIOS MS HIGH TECHNOLOGY 35 INDEX SERIES              SERIES 1
VK LIFE PORTFOLIOS MS US MULTINATIONAL 50 INDEX SERIES             SERIES 1
VK LIFE PORTFOLIOS BANDWIDTH & TELECOMMUNICATIONS SERIES           SERIES 1
MORGAN STANLEY HIGH TECHNOLOGY 35 INDEXT TRUST, A                  SERIES 23A
MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX TRUST, B                   SERIES 23B
NASDAQ STRATEGIC 10 TRUST                                          OCTOBER 2001 SERIES
MORGAN STANLEY MULTINATIONAL INDEX TRUST, A                        SERIES 10A
MORGAN STANLEY MULTINATIONAL INDEX TRUST, B                        SERIES 10B
R W BAIRD ECONOMIC OUTLOOK TRUST                                   OCTOBER 2001 SERIES
ROARING 2000S TRUST, A                                             JANUARY 2003 SERIES
ROARING 2000S TRUST, B                                             JANUARY 2007 SERIES
ROARING 2000S TRUST, TRADITIONAL SERIES                            SERIES 11
SEMICONDUCTOR TRUST, SERIES A                                      SERIES 9A
VK STRATEGIC PICKS OPPORTUNITY TRUST                               OCTOBER 2001 SERIES
TELECOMMUNICATION & BANDWIDTH TRUST, A                             SERIES 17A
TELECOMMUNICATION & BANDWIDTH TRUST, B                             SERIES 17B
COHEN AND STEERS REIT INCOME PORTFOLIO                             FEBRUARY 2007 SERIES
VK POWER PORTFOLIO                                                 SERIES 3
SELECT GROWTH TRUST                                                OCTOBER 2001 SERIES
INVESTORS' CORPORATE INCOME TRUST                                  SERIES 1 AND SUBSEQUENT SERIES
TAX EXEMPT TRUST FOR VARIOUS STATE RESIDENTS
INVESTORS' QUALITY TAX-EXEMPT TRUST                                SERIES 1 AND SUBSEQUENT SERIES
THE FIRST NATIONAL DUAL SERIES TAX-EXEMPT BOND TRUST               SERIES 3 AND SUBSEQUENT SERIES



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